Supplement to the John Hancock Growth Funds Prospectus dated March 1, 1997


On page 14, the "Portfolio Management" section has been changed for Special Opportunities Fund as follows:

Barbara C. Friedman, CFA and James M. Boyd lead the portfolio management team. Ms. Friedman, a senior vice president of the Adviser, joined John Hancock Funds in January 1998 and has been in the investment business since 1973. Mr. Boyd, an assistant portfolio manager, has been with John Hancock Funds since 1992.


January 5, 1998

GROPS 1/98